UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Commission File Number: 001-39675

Date of Report (Date of earliest event reported): November 1, 2021

ALLEGRO MICROSYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		46-2405937
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

955 Perimeter Road
Manchester,	New Hampshire	03103
(Address of principal executive offices)		(Zip Code)

(603) 626-2300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALGM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On November 1, 2021, Allegro MicroSystems, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Barclays Capital Inc. (the “Underwriter”) and OEP SKNA, L.P. (the “Selling Stockholder”), pursuant to which the Selling Stockholder agreed to sell 7,500,000 shares (the “Firm Shares”) of the Company’s common stock, par value $0.01 per share, to the Underwriter at a price of $30.25 per share. Under the terms of the Underwriting Agreement, the Selling Stockholder granted the Underwriter a 30-day option to purchase up to an additional 1,125,000 shares of common stock (together with the Firm Shares, the “Shares”) at the same purchase price, which option was exercised in full prior to the closing of the offering. The offering closed on November 3, 2021. The Company did not sell any shares of Common Stock in the offering and will not receive any proceeds from the offering.
The offering was made pursuant to an effective shelf Registration Statement on Form S-3 (File No. 333-260647) and a related prospectus supplement filed with the Securities and Exchange Commission.
The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Shares by the Selling Stockholder to the Underwriter, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The above description is qualified in its entirety by reference to such exhibit.
Latham & Watkins LLP, counsel to the Company, has issued an opinion to the Company, dated November 3, 2021, regarding the validity of the Shares. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 1, 2021, by and among the Company, the Underwriter and the Selling Stockholder
Exhibit 5.1	Opinion of Latham & Watkins LLP
Exhibit 23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)
Exhibit 104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ALLEGRO MICROSYSTEMS, INC.

Date:	November 3, 2021	By:	/s/ Paul V. Walsh, Jr.
Paul V. Walsh, Jr.
Senior Vice President, Chief Financial Officer and Treasurer